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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

                      April 15, 1997 (March 31, 1997)
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                            SFX BROADCASTING, INC.
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              (Exact name of registrant as specified in charter)


          Delaware                    0-22486                    13-3649750
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(State or Other Jurisdiction   (Commission File No.)  (IRS Employer Identification No.)
      of Incorporation)


150 East 58th Street, 19th Floor, New York, New York             10155
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                    ---------------------------

                                      N/A
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(Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Stations in Indianapolis

         On April 1, 1997, SFX Broadcasting, Inc. (the "Company") acquired radio stations WFBQ-FM, WRZX-FM and WNDE-AM, each of which serves the Indianapolis, Indiana market, for approximately $127,500,000 from Secret Communications Limited Partnership ("Secret Communications"), a privately-held partnership. The purchase price was determined by arms-length negotiations between the parties. The purchase price was financed from the proceeds of recent sales of securities by the Company and borrowings under the Company's credit agreement. As previously disclosed, the Company has agreed to purchase four other stations, each of which serves the Pittsburgh, Pennsylvania market, from Secret Communications. The acquisition of the Pittsburgh stations is expected to be consummated in the second quarter of 1997. The foregoing description of the terms of the acquisition does not purport to be complete and is qualified in its entirety by reference to the acquisition agreement relating to the Indianapolis stations, a copy of which is attached hereto and incorporated herein by reference.

ITEM 5. OTHER EVENTS

Acquisition of Stations in Dallas

         On March 31, 1997, the Company acquired KTXQ-FM and KRRW-FM, each of which serves the Dallas, Texas market, from CBS Inc. in exchange for WHFS-FM, which serves the Baltimore/Washington, D.C. market. The purchase price for the Dallas stations was determined by arms-length negotiations between the parties. The foregoing description of the terms of the exchange does not purport to be complete and is qualified in its entirety by reference to the agreement relating to the exchange, a copy of which is attached hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required financial statements. The required financial statements will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information

         As of the date of the filing of this Form 8-K, it is impracticable to provide the required pro forma financial information. The required pro forma financial information will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (c)      Exhibits

         2.1 Asset Purchase Agreement, dated as of October 15, 1996, between Secret Communications Limited Partnership and SFX Broadcasting, Inc. (incorporated by reference to Exhibit
                  10.2 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on October 30, 1996).

         2.2 Amendment No. 1 to Asset Purchase Agreement between Secret Communications Limited Partnership and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 10.52 to the Form 10-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) for the fiscal year ended December 31, 1996).

         2.3 Amendment No. 2 to Asset Purchase Agreement between Secret Communications Limited Partnership and SFX Broadcasting, Inc.

         2.4 Asset Exchange Agreement, dated as of September 24, 1996, among WHFS, Inc., Liberty Broadcasting of Maryland Incorporated, SFX Broadcasting, Inc. and CBS Inc. (incorporated by

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                  reference to Exhibit 2.5 to the Form 8-K of SFX
                  Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on October 3, 1996).

         99.1 Press release, dated April 1, 1997, of SFX Broadcasting, Inc. announcing the acquisition of radio stations in Indianapolis, Indiana and Dallas, Texas.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          SFX BROADCASTING, INC.



                                          By: /s/ Thomas P. Benson
                                             ---------------------------------
                                              Name:    Thomas P. Benson
                                              Title:   Vice President and Chief
                                                       Financial Officer


Date: April 15, 1997


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